THE ADVISORS' INNER CIRCLE FUND II
                           (FORMERLY, THE ARBOR FUND)
                      THE HANCOCK HORIZON FAMILY OF FUNDS

                               AMENDED SCHEDULE A
                           DATED NOVEMBER 19, 2013 TO
                  SHAREHOLDER SERVICES PLAN DATED MAY 31, 2000

        PORTFOLIO                        CLASS OF SHARES               FEES
--------------------------------------------------------------------------------

Government Money Market Fund                   A                       0.25%
                                         Institutional                 0.25%
                                             Sweep

Core Bond Fund                                 A                       0.25%
                                               C                       0.25%

Value Fund                                     A                       0.25%
                                               C                       0.25%

Growth Fund                                    A                       0.25%
                                               C                       0.25%

Burkenroad Small Cap Fund                      A                       0.25%
                                               D                       0.25%

Diversified International Fund                 A                       0.25%
                                               C                       0.25%

Quantitative Long/Short Fund                   A                       0.25%
                                               C                       0.25%

Louisiana Tax-Free Income Fund                 A                       0.25%
                                               C                       0.25%

Mississippi Tax-Free Income Fund               A                       0.25%
                                               C                       0.25%

Diversified Income Fund                        A                       0.25%
                                               C                       0.25%

U.S. Small Cap Fund                            A                       0.25%
                                               C                       0.25%